This is filed pursuant to Rule 497(e).

AllianceBernstein Technology Fund, Inc.
File Nos. 2-70427 and 811-01716.

ALLIANCEBERNSTEIN INVESTMENT RESEARCH
  AND MANAGEMENT [LOGO] (SM)

                                             THE ALLIANCEBERNSTEIN GROWTH FUNDS

                                               AllianceBernstein Technology Fund
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      Supplement dated October 3, 2003 to the Prospectus dated March 31, 2003 of
The AllianceBernstein Growth Funds that offers the Class A, Class B, Class C and Advisor Class shares of the AllianceBernstein Technology Fund (the "Fund"). This Supplement provides additional information under the heading "Management of the Funds" and supersedes certain information relating to the Fund under the heading "Management of the Funds-Portfolio Managers" in the Prospectus.

Management of the Funds

      Alliance Capital Management L.P., the Funds' Adviser, has issued a press release announcing that it has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares, and that Alliance Capital has been providing full cooperation.

      Alliance Capital also announced that, based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, it has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance Capital has suspended two of its employees, one of whom had been the portfolio manager and an officer of the AllianceBernstein Technology Fund and the other of whom had been an executive involved in selling Alliance Capital's hedge fund products.

      Alliance Capital also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

Management of the Funds-Portfolio Managers

      Effective September 30, 2003, Janet Walsh is the person who is primarily responsible for the day-to-day management of the AllianceBernstein Technology Fund. Ms. Walsh is a Senior Vice President of Alliance Capital Management Corporation with which she has been associated for the past five years.

You should retain this Supplement with your prospectus for future reference.

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